CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen Fowler, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Quarterly Report on Form 10-Q of Mobetize Corp.for the period ended September 30, 2013(the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mobetize Corp.

Dated: November 19, 2013

/s/ Stephen Fowler
Stephen Fowler
President, Director (Principal Executive Officer)
Mobetize Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Mobetize Corp. and will be retained by Mobetize Corp.and furnished to the Securities and Exchange Commission or its staff upon request.